UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 27, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2004, providing for the issuance of First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-FF7)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-FF7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,559,224,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class B Certificates of its First Franklin  Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-FF7 on August 27, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated August 24, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank, N.A., as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,563,132,327 as of August 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank, N.A. , as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of August 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

The MGIC Mortgage Guaranty Master Policy (No. 22-400-4-2999), including (i) Terms and Conditions No. 71-70035 (10/96) with 71-7135 (8/94) and (ii) Endorsements No. 71-7139 (8/94), 71-70165 (2/01) and 71-70178 (7/03), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage or Additional Coverage dated August 25, 2004 among Lehman Brothers Inc., MGIC and Wells Fargo Bank, N.A., as Trustee and the MGIC Commitment Certificates covering approximately $396,853,990 aggregate principal balance of insurable Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:

Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: August 27, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank, N.A., as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of August 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

The MGIC Mortgage Guaranty Master Policy (No. 22-400-4-2999), including (i) Terms and Conditions No. 71-70035 (10/96) with 71-7135 (8/94) and (ii) Endorsements No. 71-7139 (8/94), 71-70165 (2/01) and 71-70178 (7/03), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage or Additional Coverage dated August 25, 2004 among Lehman Brothers Inc., MGIC and Wells Fargo Bank, N.A., as Trustee and the MGIC Commitment Certificates covering approximately $396,853,990 aggregate principal balance of insurable Mortgage Loans.